UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported):  October 17, 2007

U.S. DRY CLEANING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

125 E. Tahquitz Canyon, Suite 203	92262
Palm Springs, California	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements identified by the use of words such as “may,” “will,” “anticipates,” “plans,” “believes,” “expects,” “hopes,” “strives,” “feels,” “projects,” “intends” and “seeks,” or the negative thereof, other variations thereon or comparable terminology.  Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, our ability to implement our growth strategy may be limited and, even if implemented, there can be no assurance that future acquisitions will not have a material adverse effect on our company’s operating results; our anticipated continued growth will depend in part on our ability to open and operate new stores on a profitable basis; we have a limited operating history and if we are not successful in continuing to grow our business, then we may have to scale back or even cease our ongoing business operations; we have a history of net operating losses; there can be no assurance that we will be able to generate or secure sufficient funding to support our growth strategy; our success depends on our management team; competition for acquisitions could adversely affect our ability to continue our growth; the expenses we incur to comply with environmental regulations, including costs associated with potential environmental remediation, may prove to be significant and could have a material adverse effect on our results of operations and financial condition; and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On October 17, 2007, we announced that we have signed memorandums of understanding for the acquisitions of four additional dry cleaning chains and that we expect to complete these acquisitions by the end of calendar year 2007.

A copy of the press release announcing the memorandums of understanding is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of U.S. Dry Cleaning Corporation issued October 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: October 19, 2007	By: /s/ Robbie Lee
Robbie Lee
Chief Executive Officer